2018 Annual Report

RiverSource®

Platinum Variable Annuity

43415 CF (4/19)	Issued by: RiverSource Life Insurance Company

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your underlying funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from RiverSource Life Insurance Company (RiverSource Life). Instead, the reports will be made available on a website, and you will be notified each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform RiverSource Life that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-862-7919. Your election to receive reports in paper will apply to all funds available under your variable annuity contract.

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

CONTRACT OWNERS OF RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Annuity Account, as indicated in Note 1, offered through RiverSource® Platinum Variable Annuity sponsored by RiverSource Life Insurance Company, as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Annuity Account as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions in the RiverSource Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions in the RiverSource Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2019

We have served as the auditor of one or more of the divisions in RiverSource Variable Annuity Account since 2010.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	1

Statements of Assets and Liabilities

December 31, 2018	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$2,667,713	$15,533,396	$28,247,420	$4,744,975	$10,498,393
Dividends receivable	—	—	4,572	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	8,702	—	4	—
Receivable for share redemptions	3,487	25,204	103,603	18,849	31,451
Total assets	2,671,200	15,567,302	28,355,595	4,763,828	10,529,844

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,882	18,064	33,526	6,111	12,135
Administrative charge	343	1,996	3,645	614	1,346
Contract terminations	262	5,143	66,431	12,124	17,970
Payable for investments purchased	—	8,702	—	4	—
Total liabilities	3,487	33,905	103,602	18,853	31,451
Net assets applicable to contracts in accumulation period	2,664,428	15,528,549	28,243,405	4,744,671	10,495,124
Net assets applicable to contracts in payment period	3,170	4,440	6,592	—	3,012
Net assets applicable to seed money	115	408	1,996	304	257
Total net assets	$2,667,713	$15,533,397	$28,251,993	$4,744,975	$10,498,393
(1) Investment shares	105,694	335,060	28,247,420	766,555	1,040,475
(2) Investments, at cost	$1,712,943	$7,307,853	$28,246,471	$5,107,615	$10,917,082

December 31, 2018 (continued)	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
Assets
Investments, at fair value(1),(2)	$363,769	$2,851,261	$5,892,613	$566,018	$1,190
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	77	—	—	—
Receivable for share redemptions	432	15,943	7,069	679	1
Total assets	364,201	2,867,281	5,899,682	566,697	1,191

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	386	2,970	6,262	605	1
Administrative charge	46	371	759	73	—
Contract terminations	—	12,602	48	1	—
Payable for investments purchased	—	77	—	—	—
Total liabilities	432	16,020	7,069	679	1
Net assets applicable to contracts in accumulation period	363,387	2,826,606	5,892,447	566,018	1,190
Net assets applicable to contracts in payment period	—	24,392	—	—	—
Net assets applicable to seed money	382	263	166	—	—
Total net assets	$363,769	$2,851,261	$5,892,613	$566,018	$1,190
(1) Investment shares	11,838	49,891	190,453	17,162	31
(2) Investments, at cost	$395,883	$2,326,254	$5,470,127	$407,227	$1,003

See accompanying notes to financial statements.

2	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2018 (continued)	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
Assets
Investments, at fair value(1),(2)	$104,033	$37,332	$2,136,910	$173	$2,351,808
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	126	45	7,371	—	2,693
Total assets	104,159	37,377	2,144,281	173	2,354,501

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	112	40	2,104	—	2,356
Administrative charge	13	5	275	—	300
Contract terminations	1	—	4,992	—	37
Payable for investments purchased	—	—	—	—	—
Total liabilities	126	45	7,371	—	2,693
Net assets applicable to contracts in accumulation period	104,033	37,332	2,128,629	—	2,345,359
Net assets applicable to contracts in payment period	—	—	7,881	—	4,184
Net assets applicable to seed money	—	—	400	173	2,265
Total net assets	$104,033	$37,332	$2,136,910	$173	$2,351,808
(1) Investment shares	22,325	1,392	92,427	18	70,371
(2) Investments, at cost	$119,834	$33,834	$2,195,182	$159	$1,640,612

See accompanying notes to financial statements.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	3

Statements of Operations

Year ended December 31, 2018	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$—	$—	$424,676	$304,514	$251,794
Variable account expenses	43,202	280,571	479,336	90,556	170,028
Investment income (loss) — net	(43,202)	(280,571)	(54,660)	213,958	81,766

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	359,177	3,562,127	7,353,324	1,246,287	1,904,538
Cost of investments sold	210,130	1,493,664	7,353,066	1,260,193	1,980,819
Net realized gain (loss) on sales of investments	149,047	2,068,463	258	(13,906)	(76,281)
Distributions from capital gains	—	—	—	—	82,396
Net change in unrealized appreciation or depreciation of investments	(317,729)	(2,512,473)	(258)	(498,151)	(248,426)
Net gain (loss) on investments	(168,682)	(444,010)	—	(512,057)	(242,311)
Net increase (decrease) in net assets resulting from operations	$(211,884)	$(724,581)	$(54,660)	$(298,099)	$(160,545)

Year ended December 31, 2018 (continued)	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
Investment income
Dividend income	$7,405	$—	$62,515	$13,675	$15
Variable account expenses	5,742	48,350	98,831	9,398	21
Investment income (loss) — net	1,663	(48,350)	(36,316)	4,277	(6)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	41,085	846,869	1,074,890	56,056	101
Cost of investments sold	41,029	536,702	844,806	35,699	77
Net realized gain (loss) on sales of investments	56	310,167	230,084	20,357	24
Distributions from capital gains	78,320	217,412	447,741	4,631	103
Net change in unrealized appreciation or depreciation of investments	(101,492)	(590,482)	(1,351,662)	(142,084)	(326)
Net gain (loss) on investments	(23,116)	(62,903)	(673,837)	(117,096)	(199)
Net increase (decrease) in net assets resulting from operations	$(21,453)	$(111,253)	$(710,153)	$(112,819)	$(205)

Year ended December 31, 2018 (continued)	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
Investment income
Dividend income	$5,610	$476	$18,004	$4	$—
Variable account expenses	1,573	580	32,967	3	35,935
Investment income (loss) — net	4,037	(104)	(14,963)	1	(35,935)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,818	1,495	389,236	3	383,093
Cost of investments sold	14,272	1,110	355,175	2	231,067
Net realized gain (loss) on sales of investments	(1,454)	385	34,061	1	152,026
Distributions from capital gains	—	3,583	115,475	—	340,637
Net change in unrealized appreciation or depreciation of investments	(9,186)	(7,599)	(360,386)	(41)	(501,377)
Net gain (loss) on investments	(10,640)	(3,631)	(210,850)	(40)	(8,714)
Net increase (decrease) in net assets resulting from operations	$(6,603)	$(3,735)	$(225,813)	$(39)	$(44,649)

See accompanying notes to financial statements.

4	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$(43,202)	$(280,571)	$(54,660)	$213,958	$81,766
Net realized gain (loss) on sales of investments	149,047	2,068,463	258	(13,906)	(76,281)
Distributions from capital gains	—	—	—	—	82,396
Net change in unrealized appreciation or depreciation of investments	(317,729)	(2,512,473)	(258)	(498,151)	(248,426)
Net increase (decrease) in net assets resulting from operations	(211,884)	(724,581)	(54,660)	(298,099)	(160,545)

Contract transactions
Contract purchase payments	4,146	27,334	65,894	9,994	12,691
Net transfers(1)	3,013	(912,351)	316,451	(113,336)	(48,765)
Adjustments to net assets allocated to contracts in payment period	(707)	(295)	(4,890)	—	(655)
Contract terminations:
Surrender benefits and contract charges	(208,781)	(1,733,730)	(4,067,344)	(722,982)	(1,114,934)
Death benefits	(101,552)	(537,850)	(1,376,159)	(162,615)	(273,977)
Increase (decrease) from contract transactions	(303,881)	(3,156,892)	(5,066,048)	(988,939)	(1,425,640)
Net assets at beginning of year	3,183,478	19,414,870	33,372,701	6,032,013	12,084,578
Net assets at end of year	$2,667,713	$15,533,397	$28,251,993	$4,744,975	$10,498,393

Accumulation unit activity
Units outstanding at beginning of year	1,290,770	9,935,084	34,520,265	2,738,977	7,687,294
Contract purchase payments	1,462	15,788	69,297	4,228	6,439
Net transfers(1)	2,308	(453,471)	354,317	(52,845)	(38,533)
Contract terminations:
Surrender benefits and contract charges	(90,937)	(871,257)	(4,252,634)	(329,505)	(730,191)
Death benefits	(51,308)	(282,856)	(1,376,558)	(76,216)	(174,779)
Units outstanding at end of year	1,152,295	8,343,288	29,314,687	2,284,639	6,750,230

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	5

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
Operations
Investment income (loss) — net	$1,663	$(48,350)	$(36,316)	$4,277	$(6)
Net realized gain (loss) on sales of investments	56	310,167	230,084	20,357	24
Distributions from capital gains	78,320	217,412	447,741	4,631	103
Net change in unrealized appreciation or depreciation of investments	(101,492)	(590,482)	(1,351,662)	(142,084)	(326)
Net increase (decrease) in net assets resulting from operations	(21,453)	(111,253)	(710,153)	(112,819)	(205)

Contract transactions
Contract purchase payments	—	938	34,750	1,654	—
Net transfers(1)	1,223	143,437	(48,154)	(10,162)	—
Adjustments to net assets allocated to contracts in payment period	—	(2,410)	—	—	—
Contract terminations:
Surrender benefits and contract charges	(24,342)	(601,395)	(475,537)	(24,554)	(81)
Death benefits	(10,946)	(170,915)	(450,823)	(11,961)	—
Increase (decrease) from contract transactions	(34,065)	(630,345)	(939,764)	(45,023)	(81)
Net assets at beginning of year	419,287	3,592,859	7,542,530	723,860	1,476
Net assets at end of year	$363,769	$2,851,261	$5,892,613	$566,018	$1,190

Accumulation unit activity
Units outstanding at beginning of year	302,450	1,901,346	3,719,006	284,560	378
Contract purchase payments	—	461	14,282	680	—
Net transfers(1)	879	66,997	(20,174)	(4,558)	—
Contract terminations:
Surrender benefits and contract charges	(17,812)	(296,792)	(229,957)	(10,224)	(22)
Death benefits	(7,486)	(87,818)	(238,000)	(5,049)	—
Units outstanding at end of year	278,031	1,584,194	3,245,157	265,409	356

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

6	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2018 (continued)	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$4,037	$(104)	$(14,963)	$1	$(35,935)
Net realized gain (loss) on sales of investments	(1,454)	385	34,061	1	152,026
Distributions from capital gains	—	3,583	115,475	—	340,637
Net change in unrealized appreciation or depreciation of investments	(9,186)	(7,599)	(360,386)	(41)	(501,377)
Net increase (decrease) in net assets resulting from operations	(6,603)	(3,735)	(225,813)	(39)	(44,649)

Contract transactions
Contract purchase payments	3,205	—	62,683	—	27,636
Net transfers(1)	439	(841)	30,586	—	(22,802)
Adjustments to net assets allocated to contracts in payment period	—	—	(4,061)	—	(2,180)
Contract terminations:
Surrender benefits and contract charges	(5,808)	(74)	(275,941)	—	(247,857)
Death benefits	(5,454)	—	(68,619)	—	(73,142)
Increase (decrease) from contract transactions	(7,618)	(915)	(255,352)	—	(318,345)
Net assets at beginning of year	118,254	41,982	2,618,075	212	2,714,802
Net assets at end of year	$104,033	$37,332	$2,136,910	$173	$2,351,808

Accumulation unit activity
Units outstanding at beginning of year	53,597	19,752	2,320,012	—	1,102,957
Contract purchase payments	1,484	—	55,499	—	11,212
Net transfers(1)	204	(379)	25,939	—	(8,251)
Contract terminations:
Surrender benefits and contract charges	(2,715)	(35)	(242,820)	—	(94,077)
Death benefits	(2,549)	—	(59,740)	—	(27,706)
Units outstanding at end of year	50,021	19,338	2,098,890	—	984,135

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	7

Statements of Changes in Net Assets

Year ended December 31, 2017	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$(42,996)	$(300,577)	$(436,416)	$233,875	$149,989
Net realized gain (loss) on sales of investments	132,872	2,601,675	281	46,479	(26,174)
Distributions from capital gains	—	—	—	—	109,573
Net change in unrealized appreciation or depreciation of investments	281,887	1,646,108	(281)	19,553	51,134
Net increase (decrease) in net assets resulting from operations	371,763	3,947,206	(436,416)	299,907	284,522

Contract transactions
Contract purchase payments	1,850	69,766	42,023	7,117	39,808
Net transfers(1)	185,302	(863,622)	3,675,081	(8,405)	370,572
Adjustments to net assets allocated to contracts in payment period	(865)	(541)	(3,040)	—	(777)
Contract terminations:
Surrender benefits and contract charges	(264,184)	(2,884,357)	(6,338,550)	(913,171)	(2,136,764)
Death benefits	(54,241)	(1,033,576)	(1,010,354)	(212,615)	(169,427)
Increase (decrease) from contract transactions	(132,138)	(4,712,330)	(3,634,840)	(1,127,074)	(1,896,588)
Net assets at beginning of year	2,943,853	20,179,994	37,443,957	6,859,180	13,696,644
Net assets at end of year	$3,183,478	$19,414,870	$33,372,701	$6,032,013	$12,084,578

Accumulation unit activity
Units outstanding at beginning of year	1,355,597	12,753,384	38,161,372	3,260,433	8,926,464
Contract purchase payments	876	50,294	41,236	3,277	24,256
Net transfers(1)	54,885	(522,143)	3,984,084	(2,126)	254,162
Contract terminations:
Surrender benefits and contract charges	(98,592)	(1,611,983)	(6,606,035)	(423,426)	(1,411,004)
Death benefits	(21,996)	(734,468)	(1,060,392)	(99,181)	(106,584)
Units outstanding at end of year	1,290,770	9,935,084	34,520,265	2,738,977	7,687,294

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

8	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
Operations
Investment income (loss) — net	$(1,032)	$(43,254)	$(27,752)	$212	$(7)
Net realized gain (loss) on sales of investments	2,944	277,252	321,964	54,717	31
Distributions from capital gains	26,696	264,509	391,790	—	—
Net change in unrealized appreciation or depreciation of investments	23,246	251,306	155,668	83,141	375
Net increase (decrease) in net assets resulting from operations	51,854	749,813	841,670	138,070	399

Contract transactions
Contract purchase payments	—	2,756	29,833	126	—
Net transfers(1)	9	329,194	99,141	11,999	—
Adjustments to net assets allocated to contracts in payment period	—	(2,162)	—	—	—
Contract terminations:
Surrender benefits and contract charges	(9,194)	(237,110)	(1,002,194)	(111,406)	(74)
Death benefits	(6,094)	(536,642)	(157,492)	(17,824)	—
Increase (decrease) from contract transactions	(15,279)	(443,964)	(1,030,712)	(117,105)	(74)
Net assets at beginning of year	382,712	3,287,010	7,731,572	702,895	1,151
Net assets at end of year	$419,287	$3,592,859	$7,542,530	$723,860	$1,476

Accumulation unit activity
Units outstanding at beginning of year	314,296	2,188,140	4,264,160	335,179	397
Contract purchase payments	—	1,579	16,935	54	—
Net transfers(1)	6	182,846	34,154	4,876	—
Contract terminations:
Surrender benefits and contract charges	(7,126)	(134,402)	(511,958)	(48,377)	(19)
Death benefits	(4,726)	(336,817)	(84,285)	(7,172)	—
Units outstanding at end of year	302,450	1,901,346	3,719,006	284,560	378

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	9

Statements of Changes in Net Assets

Year ended December 31, 2017 (continued)	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB(2)	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$1,056	$(63)	$(20,391)	$—	$(19,311)
Net realized gain (loss) on sales of investments	(738)	306	7,957	1	425,595
Distributions from capital gains	—	663	—	—	179,362
Net change in unrealized appreciation or depreciation of investments	5,310	4,686	302,114	38	72,284
Net increase (decrease) in net assets resulting from operations	5,628	5,592	289,680	39	657,930

Contract transactions
Contract purchase payments	210	—	3,399	—	2,504
Net transfers(1)	353	(852)	2,527,383	—	(39,490)
Adjustments to net assets allocated to contracts in payment period	—	—	11,876	—	5,674
Contract terminations:
Surrender benefits and contract charges	(7,288)	(64)	(162,302)	—	(274,376)
Death benefits	(692)	—	(51,961)	—	(705,313)
Increase (decrease) from contract transactions	(7,417)	(916)	2,328,395	—	(1,011,001)
Net assets at beginning of year	120,043	37,306	—	173	3,067,873
Net assets at end of year	$118,254	$41,982	$2,618,075	$212	$2,714,802

Accumulation unit activity
Units outstanding at beginning of year	57,017	20,236	—	—	1,597,297
Contract purchase payments	97	—	2,870	—	1,169
Net transfers(1)	164	(454)	2,525,417	—	(11,626)
Contract terminations:
Surrender benefits and contract charges	(3,364)	(30)	(156,901)	—	(133,603)
Death benefits	(317)	—	(51,374)	—	(350,280)
Units outstanding at end of year	53,597	19,752	2,320,012	—	1,102,957

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 12, 2017 (commencement of operations) to December 31, 2017.

See accompanying notes to financial statements.

10	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource® Platinum Variable Annuity (Platinum) contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Platinum contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Platinum contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2018, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through Platinum.

Division	Fund
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Drey Sus US Eq, Init	The Dreyfus Sustainable U.S. Equity Portfolio, Inc., Initial Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Intl Gro, Ser I	Invesco V.I. International Growth Fund, Series I Shares
Oppen Global VA	Oppenheimer Global Fund/VA(1)
Oppen Global Strategic Inc VA	Oppenheimer Global Strategic Income Fund/VA(2)
Oppen Main St VA	Oppenheimer Main Street Fund®/VA(3)
Put VT Eq Inc, Cl IB	Putnam VT Equity Income Fund – Class IB Shares(4),(5)
Put VT Intl Val, Cl IB	Putnam VT International Value Fund – Class IB Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares

(1)	Oppenheimer Global Fund/VA is scheduled to merge into Invesco Oppenheimer V.I. Global Fund, Series I Shares on or about May 24, 2019.
(2)	Oppenheimer Global Strategic Income Fund/VA is scheduled to merge into Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares on or about May 24, 2019.
(3)	Oppenheimer Main Street Fund®/VA is scheduled to merge into Invesco Oppenheimer V.I. Main Street Fund, Series I Shares on or about May 24, 2019.
(4)	Putnam VT Growth and Income Fund – Class IB Shares merged into Putnam VT Equity Income Fund – Class IB Shares on May 12, 2017.
(5)	For the period May 12, 2017 (commencement of operations) to December 31, 2017.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	11

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2018.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

3.  VARIABLE ACCOUNT EXPENSES

For Platinum contracts, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

For Platinum contracts, RiverSource Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through Platinum contracts.

4.  CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

5.  WITHDRAWAL CHARGES

RiverSource Life may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.

12	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2018 were as follows:

Division	Purchases
Col VP Bal, Cl 3	$12,094
Col VP Disciplined Core, Cl 3	124,663
Col VP Govt Money Mkt, Cl 3	2,228,685
Col VP Hi Yield Bond, Cl 3	471,306
Col VP Inter Bond, Cl 3	643,060
Drey Sus US Eq, Init	87,003
Invesco VI Am Fran, Ser I	385,586
Invesco VI Core Eq, Ser I	546,551

Division	Purchases
Invesco VI Intl Gro, Ser I	$19,941
Oppen Global VA	117
Oppen Global Strategic Inc VA	9,237
Oppen Main St VA	4,059
Put VT Eq Inc, Cl IB	234,396
Put VT Intl Val, Cl IB	4
Put VT Sus Leaders, Cl IB	369,450

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at December 31, 2018:

Subaccount	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
1.00%	$1.82	$2.00	$1.07	$1.62	$1.62
1.05%	—	1.98	0.99	1.89	1.44
1.10%	1.79	1.98	1.01	—	1.59
1.15%	1.87	2.29	1.06	2.40	1.77
1.20%	—	1.49	0.98	2.31	1.48
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	1.84	1.48	1.05	2.36	1.74
1.30%	—	2.24	0.96	2.11	1.48
1.35%	1.70	2.22	1.00	2.10	1.53
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	3.44	3.27	1.20	2.23	2.23
1.45%	—	1.42	0.95	2.16	1.42
1.50%	1.59	1.41	0.97	2.12	1.64
1.55%	—	2.16	0.93	2.04	1.42
1.60%	1.63	1.41	0.96	2.10	1.61
1.65%	—	1.37	0.91	2.08	1.40
1.70%	1.78	1.35	0.89	2.06	1.41
1.75%	—	2.10	0.91	1.98	1.36
1.80%	1.73	2.69	0.88	2.15	1.35
1.85%	—	2.07	0.88	1.95	1.35
1.90%	—	2.05	0.89	1.94	1.32
1.95%	—	2.04	0.89	1.92	1.31
2.00%	—	2.02	0.88	1.91	1.30
2.05%	—	2.01	0.87	1.89	1.29
2.10%	—	1.99	0.87	1.88	1.28
2.15%	—	1.98	0.86	1.87	1.28
2.20%	—	1.96	0.85	1.85	1.27
2.25%	—	2.35	0.83	1.44	1.12

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	13

Subaccount	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
1.00%	$—	$1.83	$1.73	$—	$—
1.05%	—	—	—	—	—
1.10%	—	1.81	1.71	—	—
1.15%	—	1.81	1.70	—	—
1.20%	1.33	1.80	1.69	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	1.32	1.80	1.68	—	—
1.30%	—	—	—	—	—
1.35%	—	1.78	1.66	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	1.54	1.78	2.20	2.13	3.35
1.45%	1.27	1.77	1.63	—	—
1.50%	1.26	1.77	1.62	—	—
1.55%	—	—	—	—	—
1.60%	2.68	1.75	1.60	—	—
1.65%	1.22	1.75	1.59	—	—
1.70%	1.21	1.74	1.58	—	—
1.75%	—	—	—	—	—
1.80%	2.59	1.73	1.56	—	—
1.85%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—

14	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
1.00%	$—	$—	$1.02	$—	$2.45
1.05%	—	—	—	—	2.44
1.10%	—	—	1.02	—	2.43
1.15%	—	—	1.02	—	2.42
1.20%	—	—	1.02	—	2.41
1.25%	—	—	—	—	2.40
1.25%	—	—	—	—	2.40
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	1.01	—	—
1.30%	—	—	1.01	—	2.39
1.35%	—	—	1.01	—	2.38
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	2.08	1.93	1.01	1.28	2.37
1.45%	—	—	1.01	—	2.36
1.50%	—	—	1.01	—	2.35
1.55%	—	—	1.01	—	2.34
1.60%	—	—	1.01	—	2.33
1.65%	—	—	1.01	—	2.32
1.70%	—	—	1.01	—	2.31
1.75%	—	—	1.01	—	2.30
1.80%	—	—	1.01	—	2.29
1.85%	—	—	1.01	—	2.28
1.90%	—	—	—	—	2.27
1.95%	—	—	—	—	2.26
2.00%	—	—	—	—	2.25
2.05%	—	—	—	—	2.25
2.10%	—	—	—	—	2.24
2.15%	—	—	—	—	2.23
2.20%	—	—	—	—	2.22
2.25%	—	—	—	—	—

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	15

The following is a summary of units outstanding at December 31, 2018:

Subaccount	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
1.00%	15,578	40,198	337,067	—	126,924
1.05%	—	—	79,209	4,155	61,032
1.10%	119,497	300,614	1,518,578	—	588,076
1.15%	26,155	214,416	566,841	82,354	48,936
1.20%	—	421,650	1,162,043	79,726	246,541
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	50,009	826,878	1,222,946	70,938	166,831
1.30%	—	407,330	829,683	44,131	177,465
1.35%	101,176	536,936	2,461,923	48,166	484,064
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	408,238	751,265	2,512,193	271,288	754,988
1.45%	—	529,323	1,795,894	56,243	478,039
1.50%	7,511	811,521	1,866,548	67,864	627,186
1.55%	—	182,262	2,588,529	16,478	221,567
1.60%	415,473	433,668	1,085,040	261,978	182,393
1.65%	—	313,028	605,369	47,217	361,477
1.70%	8,658	1,041,754	3,870,097	334,077	810,594
1.75%	—	269,435	622,238	149,944	165,327
1.80%	—	118,815	765,978	92,359	108,426
1.85%	—	62,389	633,987	26,750	73,168
1.90%	—	714,698	3,389,379	268,691	690,860
1.95%	—	106,674	129,736	107,109	167,178
2.00%	—	13,827	98,189	22,509	—
2.05%	—	21,380	488,141	50,060	44,303
2.10%	—	115,207	554,426	92,507	76,001
2.15%	—	110,020	118,657	90,095	88,854
2.20%	—	—	11,996	—	—
2.25%	—	—	—	—	—
Total	1,152,295	8,343,288	29,314,687	2,284,639	6,750,230

16	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
1.00%	—	3,404	16,544	—	—
1.05%	—	—	—	—	—
1.10%	—	93,031	107,639	—	—
1.15%	—	15,018	50,871	—	—
1.20%	37,951	123,360	284,957	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	80,149	445,816	431,850	—	—
1.30%	—	—	—	—	—
1.35%	—	189,399	248,182	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	25,487	291,996	983,305	265,409	356
1.45%	74,835	144,188	349,746	—	—
1.50%	8,232	86,942	328,975	—	—
1.55%	—	—	—	—	—
1.60%	—	144,168	332,609	—	—
1.65%	17,479	3,748	36,831	—	—
1.70%	33,898	43,124	73,648	—	—
1.75%	—	—	—	—	—
1.80%	—	—	—	—	—
1.85%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—
Total	278,031	1,584,194	3,245,157	265,409	356

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	17

Subaccount	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
1.00%	—	—	38,575	—	10,449
1.05%	—	—	—	—	—
1.10%	—	—	516,840	—	87,359
1.15%	—	—	36,917	—	10,713
1.20%	—	—	76,185	—	156,448
1.25%	—	—	—	—	193,302
1.25%	—	—	—	—	30,510
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	153,734	—	—
1.30%	—	—	18,928	—	—
1.35%	—	—	466,510	—	66,358
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	50,021	19,338	616,858	—	77,894
1.45%	—	—	22,213	—	244,693
1.50%	—	—	18,533	—	68,610
1.55%	—	—	97,830	—	—
1.60%	—	—	—	—	—
1.65%	—	—	32,826	—	21,687
1.70%	—	—	—	—	14,262
1.75%	—	—	—	—	—
1.80%	—	—	—	—	—
1.85%	—	—	2,941	—	1,850
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—
Total	50,021	19,338	2,098,890	—	984,135

18	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

The following is a summary of net assets at December 31, 2018:

Subaccount	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3
1.00%	$28,273	$80,386	$360,468	$125	$205,603
1.05%	—	68	78,010	7,869	88,106
1.10%	213,545	593,969	1,527,176	—	937,544
1.15%	49,015	490,787	602,723	198,071	86,656
1.20%	—	627,692	1,143,812	183,957	364,842
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	91,905	1,219,715	1,278,473	167,048	289,676
1.30%	—	912,579	798,890	93,425	263,163
1.35%	172,296	1,194,104	2,467,258	101,059	740,291
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	1,407,048	2,464,409	3,003,059	603,763	1,688,855
1.45%	—	751,781	1,702,793	121,313	680,328
1.50%	11,907	1,141,929	1,824,871	143,812	1,025,191
1.55%	—	393,293	2,396,906	33,607	315,274
1.60%	678,159	613,286	1,040,477	551,684	293,232
1.65%	—	428,233	551,379	98,182	506,250
1.70%	15,450	1,406,757	3,438,236	687,471	1,141,751
1.75%	—	564,693	563,518	296,761	225,131
1.80%	115	319,323	671,803	198,560	146,339
1.85%	—	129,135	559,276	52,158	99,080
1.90%	—	1,465,882	3,021,704	520,167	913,439
1.95%	—	217,119	114,490	205,811	219,590
2.00%	—	27,937	86,244	42,958	98
2.05%	—	42,913	425,872	94,782	57,140
2.10%	—	229,604	480,120	174,038	97,663
2.15%	—	217,463	102,195	168,175	112,991
2.20%	—	170	10,244	76	79
2.25%	—	170	1,996	103	81
Total	$2,667,713	$15,533,397	$28,251,993	$4,744,975	$10,498,393

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	19

Subaccount	Drey Sus US Eq, Init	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I	Oppen Global VA
1.00%	$—	$6,220	$28,626	$—	$—
1.05%	—	—	—	—	—
1.10%	—	168,808	183,864	—	—
1.15%	—	27,159	86,357	—	—
1.20%	50,605	222,334	480,662	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	105,810	825,244	723,850	—	—
1.30%	—	—	—	—	—
1.35%	—	337,954	410,801	—	—
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	39,162	519,430	2,164,188	566,018	1,190
1.45%	94,893	255,575	571,382	—	—
1.50%	10,375	153,593	534,015	—	—
1.55%	—	—	—	—	—
1.60%	194	252,954	533,399	—	—
1.65%	21,409	6,556	58,701	—	—
1.70%	41,134	75,171	116,602	—	—
1.75%	—	—	—	—	—
1.80%	187	263	166	—	—
1.85%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
2.10%	—	—	—	—	—
2.15%	—	—	—	—	—
2.20%	—	—	—	—	—
2.25%	—	—	—	—	—
Total	$363,769	$2,851,261	$5,892,613	$566,018	$1,190

20	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

Subaccount	Oppen Global Strategic Inc VA	Oppen Main St VA	Put VT Eq Inc, Cl IB	Put VT Intl Val, Cl IB	Put VT Sus Leaders, Cl IB
1.00%	$—	$—	$39,312	$—	$25,584
1.05%	—	—	—	—	179
1.10%	—	—	525,856	—	212,114
1.15%	—	—	45,412	—	30,089
1.20%	—	—	77,388	—	376,765
1.25%	—	—	—	—	463,510
1.25%	—	—	—	—	73,170
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	—	—	—
1.25%	—	—	156,032	—	—
1.30%	—	—	19,195	—	206
1.35%	—	—	472,708	—	157,830
1.40%	—	—	—	—	—
1.40%	—	—	—	—	—
1.40%	104,033	37,332	624,541	173	184,503
1.45%	—	—	22,471	—	577,335
1.50%	—	—	18,733	—	161,141
1.55%	—	—	98,806	—	185
1.60%	—	—	100	—	203
1.65%	—	—	33,099	—	50,321
1.70%	—	—	100	—	32,956
1.75%	—	—	100	—	168
1.80%	—	—	100	—	167
1.85%	—	—	2,957	—	4,225
1.90%	—	—	—	—	176
1.95%	—	—	—	—	167
2.00%	—	—	—	—	164
2.05%	—	—	—	—	164
2.10%	—	—	—	—	163
2.15%	—	—	—	—	162
2.20%	—	—	—	—	161
2.25%	—	—	—	—	—
Total	$104,033	$37,332	$2,136,910	$173	$2,351,808

9. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Bal, Cl 3
2018	1,152	$1.82	to	$1.73	$2,668	—	1.00%	to	1.80%	(6.83%)	to	(7.58%)
2017	1,291	$1.95	to	$1.88	$3,183	—	1.00%	to	1.80%	13.38%	to	12.48%
2016	1,356	$1.72	to	$1.67	$2,944	—	1.00%	to	1.80%	5.36%	to	4.52%
2015	1,446	$1.63	to	$1.60	$3,024	—	1.00%	to	1.80%	0.70%	to	(0.10%)
2014	1,629	$1.62	to	$1.60	$3,338	—	1.00%	to	1.80%	9.04%	to	8.17%
Col VP Disciplined Core, Cl 3
2018	8,343	$2.00	to	$2.35	$15,533	—	1.00%	to	2.25%	(4.70%)	to	(5.89%)
2017	9,935	$2.10	to	$2.50	$19,415	—	1.00%	to	2.25%	22.99%	to	21.46%
2016	12,753	$1.71	to	$2.06	$20,180	—	1.00%	to	2.25%	6.87%	to	5.54%
2015	15,044	$1.60	to	$1.95	$22,455	—	1.00%	to	2.25%	(0.24%)	to	(1.49%)
2014	19,422	$1.60	to	$1.98	$29,186	—	1.00%	to	2.25%	14.08%	to	12.66%
Col VP Govt Money Mkt, Cl 3
2018	29,315	$1.07	to	$0.83	$28,252	1.36%	1.00%	to	2.25%	0.38%	to	(0.89%)
2017	34,520	$1.07	to	$0.84	$33,373	0.29%	1.00%	to	2.25%	(0.70%)	to	(1.93%)
2016	38,161	$1.07	to	$0.85	$37,444	0.01%	1.00%	to	2.25%	(0.97%)	to	(2.20%)
2015	17,014	$1.08	to	$0.87	$17,124	0.01%	1.00%	to	2.25%	(0.97%)	to	(2.24%)
2014	20,297	$1.09	to	$0.89	$20,755	0.01%	1.00%	to	2.25%	(0.99%)	to	(2.24%)

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	21

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Hi Yield Bond, Cl 3
2018	2,285	$1.62	to	$1.44	$4,745	5.52%	1.00%	to	2.25%	(4.96%)		to	(6.15%)
2017	2,739	$1.70	to	$1.54	$6,032	5.30%	1.00%	to	2.25%	5.36%		to	4.05%
2016	3,260	$1.62	to	$1.48	$6,859	5.87%	1.00%	to	2.25%	10.62%		to	9.25%
2015	4,175	$1.46	to	$1.35	$7,994	5.87%	1.00%	to	2.25%	(2.11%)		to	(3.35%)
2014	5,572	$1.49	to	$1.40	$10,955	5.81%	1.00%	to	2.25%	2.60%		to	1.31%
Col VP Inter Bond, Cl 3
2018	6,750	$1.62	to	$1.12	$10,498	2.23%	1.00%	to	2.25%	(0.73%)		to	(1.98%)
2017	7,687	$1.63	to	$1.14	$12,085	2.67%	1.00%	to	2.25%	2.70%		to	1.44%
2016	8,926	$1.59	to	$1.13	$13,697	1.64%	1.00%	to	2.25%	3.51%		to	2.23%
2015	10,587	$1.54	to	$1.10	$15,703	1.35%	1.00%	to	2.25%	(0.82%)		to	(2.07%)
2014	13,847	$1.55	to	$1.13	$20,571	2.61%	1.00%	to	2.25%	4.28%		to	2.97%
Drey Sus US Eq, Init
2018	278	$1.33	to	$2.59	$364	1.79%	1.20%	to	1.80%	(5.55%)		to	(6.12%)
2017	302	$1.41	to	$2.76	$419	1.15%	1.20%	to	1.80%	13.96%		to	13.28%
2016	314	$1.24	to	$2.44	$383	1.33%	1.20%	to	1.80%	9.06%		to	8.41%
2015	409	$1.14	to	$2.25	$463	1.06%	1.20%	to	1.80%	(4.35%)		to	(4.92%)
2014	476	$1.19	to	$2.37	$561	1.08%	1.20%	to	1.80%	12.10%		to	11.43%
Invesco VI Am Fran, Ser I
2018	1,584	$1.83	to	$1.73	$2,851	—	1.00%	to	1.80%	(4.59%)		to	(5.36%)
2017	1,901	$1.91	to	$1.83	$3,593	0.08%	1.00%	to	1.80%	26.08%		to	25.08%
2016	2,188	$1.52	to	$1.46	$3,287	—	1.00%	to	1.80%	1.25%		to	0.45%
2015	2,500	$1.50	to	$1.46	$3,722	—	1.00%	to	1.80%	3.96%		to	3.13%
2014	2,812	$1.44	to	$1.41	$4,043	0.04%	1.00%	to	1.80%	7.36%		to	6.51%
Invesco VI Core Eq, Ser I
2018	3,245	$1.73	to	$1.56	$5,893	0.88%	1.00%	to	1.80%	(10.30%)		to	(11.02%)
2017	3,719	$1.93	to	$1.76	$7,543	1.03%	1.00%	to	1.80%	12.05%		to	11.16%
2016	4,264	$1.72	to	$1.58	$7,732	0.74%	1.00%	to	1.80%	9.17%		to	8.30%
2015	4,979	$1.58	to	$1.46	$8,321	1.11%	1.00%	to	1.80%	(6.71%)		to	(7.45%)
2014	5,592	$1.69	to	$1.58	$10,050	0.84%	1.00%	to	1.80%	7.07%		to	6.22%
Invesco VI Intl Gro, Ser I
2018	265	$2.13	to	$2.13	$566	2.03%	1.40%	to	1.40%	(16.16%)		to	(16.16%)
2017	285	$2.54	to	$2.54	$724	1.44%	1.40%	to	1.40%	21.30%		to	21.30%
2016	335	$2.10	to	$2.10	$703	1.37%	1.40%	to	1.40%	(1.83%)		to	(1.83%)
2015	387	$2.14	to	$2.14	$826	1.47%	1.40%	to	1.40%	(3.70%)		to	(3.70%)
2014	428	$2.22	to	$2.22	$949	1.58%	1.40%	to	1.40%	(1.06%)		to	(1.06%)
Oppen Global VA
2018	0	$3.35	to	$3.35	$1	1.00%	1.40%	to	1.40%	(14.39%)		to	(14.39%)
2017	0	$3.91	to	$3.91	$1	0.93%	1.40%	to	1.40%	34.77%		to	34.77%
2016	0	$2.90	to	$2.90	$1	0.16%	1.40%	to	1.40%	(1.31%)		to	(1.31%)
2015	13	$2.94	to	$2.94	$40	1.30%	1.40%	to	1.40%	2.50%		to	2.50%
2014	13	$2.87	to	$2.87	$39	1.10%	1.40%	to	1.40%	0.87%		to	0.87%
Oppen Global Strategic Inc VA
2018	50	$2.08	to	$2.08	$104	4.99%	1.40%	to	1.40%	(5.73%)		to	(5.73%)
2017	54	$2.21	to	$2.21	$118	2.29%	1.40%	to	1.40%	4.80%		to	4.80%
2016	57	$2.11	to	$2.11	$120	4.97%	1.40%	to	1.40%	5.06%		to	5.06%
2015	68	$2.00	to	$2.00	$137	5.90%	1.40%	to	1.40%	(3.62%)		to	(3.62%)
2014	77	$2.08	to	$2.08	$159	4.22%	1.40%	to	1.40%	1.41%		to	1.41%
Oppen Main St VA
2018	19	$1.93	to	$1.93	$37	1.15%	1.40%	to	1.40%	(9.17%)		to	(9.17%)
2017	20	$2.13	to	$2.13	$42	1.25%	1.40%	to	1.40%	15.29%		to	15.29%
2016	20	$1.84	to	$1.84	$37	1.08%	1.40%	to	1.40%	10.07%		to	10.07%
2015	24	$1.68	to	$1.68	$40	0.92%	1.40%	to	1.40%	1.89%		to	1.89%
2014	24	$1.64	to	$1.64	$40	0.72%	1.40%	to	1.40%	9.16%		to	9.16%
Put VT Eq Inc, Cl IB
2018	2,099	$1.02	to	$1.01	$2,137	0.71%	1.00%	to	1.85%	(9.40%)		to	(10.18%)
2017	2,320	$1.12	to	$1.12	$2,618	—	1.00%	to	1.85%	12.49	%(5)	to	11.89	%(5)

22	RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Intl Val, Cl IB
2018	—	$1.28	to	$1.28	$0	2.01%	1.40%	to	1.40%	(18.77%)	to	(18.77%)
2017	—	$1.57	to	$1.57	$0	1.46%	1.40%	to	1.40%	22.97%	to	22.97%
2016	—	$1.28	to	$1.28	$0	2.38%	1.40%	to	1.40%	(0.30%)	to	(0.30%)
2015	—	$1.28	to	$1.28	$0	1.30%	1.40%	to	1.40%	(3.36%)	to	(3.36%)
2014	—	$1.33	to	$1.33	$0	1.32%	1.40%	to	1.40%	(10.75%)	to	(10.75%)
Put VT Sus Leaders, Cl IB
2018	984	$2.45	to	$2.22	$2,352	—	1.00%	to	2.20%	(2.51%)	to	(3.68%)
2017	1,103	$2.51	to	$2.30	$2,715	0.60%	1.00%	to	2.20%	27.94%	to	26.42%
2016	1,597	$1.96	to	$1.82	$3,068	0.71%	1.00%	to	2.20%	6.72%	to	5.45%
2015	1,824	$1.84	to	$1.73	$3,294	1.70%	1.00%	to	2.20%	(1.28%)	to	(2.46%)
2014	2,037	$1.86	to	$1.77	$3,741	0.31%	1.00%	to	2.20%	12.36%	to	11.02%

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on May 12, 2017.

RIVERSOURCE PLATINUM VARIABLE ANNUITY – 2018 ANNUAL REPORT	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 26, 2019

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2018	2017
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2018, $21,099; 2017, $20,764)	$21,528	$22,155
Mortgage loans, at amortized cost (less allowance for loan losses: 2018 and 2017, $16)	2,547	2,619
Policy loans	861	845
Other investments	838	900
Total investments	25,774	26,519
Cash and cash equivalents	1,085	1,062
Reinsurance recoverables	3,113	2,876
Other receivables	209	207
Accrued investment income	203	219
Deferred acquisition costs	2,742	2,639
Other assets	3,554	4,358
Separate account assets	73,393	82,560
Total assets	$110,073	$120,440

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$29,407	$29,178
Short-term borrowings	201	200
Other liabilities	3,500	4,674
Separate account liabilities	73,393	82,560
Total liabilities	106,501	116,612
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings	1,058	903
Accumulated other comprehensive income, net of tax	45	456
Total shareholder’s equity	3,572	3,828
Total liabilities and shareholder’s equity	$110,073	$120,440

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2018	2017(1)	2016(1)
Revenues
Premiums	$396	$410	$417
Net investment income	1,023	1,011	1,128
Policy and contract charges	2,081	1,943	2,000
Other revenues	411	400	390
Net realized investment gains (losses)	10	40	26
Total revenues	3,921	3,804	3,961

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,373	1,239	1,611
Interest credited to fixed accounts	674	656	623
Amortization of deferred acquisition costs	255	207	334
Other insurance and operating expenses	679	701	683
Total benefits and expenses	2,981	2,803	3,251
Pretax income (loss)	940	1,001	710
Income tax provision (benefit)	35	260	24
Net income	$905	$741	$686

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$—	$—
Portion of loss recognized in other comprehensive income (before taxes)	—	—	—
Net impairment losses recognized in net realized investment gains (losses)	$—	$—	$—

(1)	Certain prior period amounts have been restated. See Note 1 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2018	2017	2016

Net income	$905	$741	$686
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(412)	(3)	58
Net unrealized gains (losses) on derivatives	1	3	4
Other	—	(1)	—
Total other comprehensive income (loss), net of tax	(411)	(1)	62
Total comprehensive income	$494	$740	$748

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2016	$3	$2,465	$1,176	$395	$4,039
Comprehensive income:
Net income	—	—	686	—	686
Other comprehensive income (loss), net of tax	—	—	—	62	62

Total comprehensive income					748
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,000)	—	(1,000)

Balances at December 31, 2016	3	2,466	862	457	3,788
Comprehensive income:
Net income	—	—	741	—	741
Other comprehensive income (loss), net of tax	—	—	—	(1)	(1)

Total comprehensive income					740
Cash dividends to Ameriprise Financial, Inc.	—	—	(700)	—	(700)

Balances at December 31, 2017	3	2,466	903	456	3,828
Comprehensive income:
Net income	—	—	905	—	905
Other comprehensive income (loss), net of tax	—	—	—	(411)	(411)

Total comprehensive income					494
Cash dividends to Ameriprise Financial, Inc.	—	—	(750)	—	(750)
Balances at December 31, 2018	$3	$2,466	$1,058	$45	$3,572

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2018	2017	2016
Cash Flows from Operating Activities
Net income	$905	$741	$686
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	37	48	40
Deferred income tax (benefit) expense	(3)	101	5
Contractholder and policyholder charges, non-cash	(368)	(359)	(348)
Loss from equity method investments	64	108	53
Net realized investment (gains) losses	(10)	(40)	(30)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains (losses)	—	—	4
Changes in operating assets and liabilities:
Deferred acquisition costs	1	(35)	55
Policyholder account balances, future policy benefits and claims, net	906	(121)	338
Derivatives, net of collateral	(170)	504	93
Reinsurance recoverables	(212)	(266)	(212)
Other receivables	14	42	(12)
Accrued investment income	16	18	7
Other, net	(1)	(33)	188
Net cash provided by (used in) operating activities	1,179	708	867

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	56	234	297
Maturities, sinking fund payments and calls	2,635	2,491	2,318
Purchases	(3,049)	(2,034)	(3,174)
Proceeds from sales, maturities and repayments of mortgage loans	280	690	783
Funding of mortgage loans	(208)	(439)	(433)
Proceeds from sales and collections of other investments	137	156	156
Purchase of other investments	(217)	(201)	(164)
Purchase of equipment and software	(8)	(9)	(9)
Change in policy loans, net	(16)	(15)	(7)
Advance on line of credit to Ameriprise Financial, Inc.	(273)	(15)	—
Repayment from Ameriprise Financial, Inc. on line of credit	273	15	—
Cash paid for written options with deferred premiums	(131)	(82)	(8)
Cash received from written options with deferred premiums	130	75	76
Other, net	(15)	3	15
Net cash provided by (used in) investing activities	(406)	869	(150)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,933	2,059	2,086
Net transfers from (to) separate accounts	(75)	(157)	127
Surrenders and other benefits	(1,904)	(1,893)	(1,932)
Change in short-term borrowings, net	—	—	(1)
Proceeds from line of credit with Ameriprise Financial, Inc.	10	20	22
Repayments to Ameriprise Financial, Inc. on line of credit	(10)	(20)	(22)
Cash received for purchased options with deferred premiums	254	116	276
Cash paid for purchased options with deferred premiums	(208)	(263)	(320)
Cash dividends to Ameriprise Financial, Inc.	(750)	(700)	(1,000)
Net cash provided by (used in) financing activities	(750)	(838)	(764)
Net increase (decrease) in cash and cash equivalents	23	739	(47)
Cash and cash equivalents at beginning of period	1,062	323	370
Cash and cash equivalents at end of period	$1,085	$1,062	$323

Supplemental Disclosures:
Income taxes paid (received), net	$158	$250	$(120)
Interest paid on borrowings	4	2	1
Non-cash investing activity:
Partnership commitments not yet remitted	1	9	108

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

On January 1, 2018, the Company retrospectively adopted the new accounting standard for revenue recognition. See Note 3 and Note 4 for further information on the new accounting standard and the Company’s revenue from contracts with customers. The impact to the Consolidated Statements of Income for both the years ended December 31, 2017 and 2016 was an increase of $16 million to policy and contract charges and a decrease of $16 million to other revenues.

In 2017, the Company recorded the following out-of-period corrections:

•

a $12 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $8 million and decreased benefits, claims, losses and settlement expenses by $4 million.

•	a $20 million decrease to income tax provision for a reversal of a tax reserve.

In 2016, the Company recorded an out-of-period correction for a $29 million increase to benefits, claims, losses and settlement expenses related to the claim utilization factor on long term care (“LTC”) reserves.

The impact of these out-of-period corrections was not material to current or prior period financial statements.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A variable interest entity (“VIE”) is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

RiverSource Life Insurance Company

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method when the Company owns less than a 20% voting interest and does not exercise significant influence.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the

RiverSource Life Insurance Company

portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. As of January 1, 2018, marketable equity securities were reclassified from Available-for-Sale securities to other investments due to the adoption of a new accounting standard on the recognition and measurement of financial instruments. Subsequent to the adoption, marketable equity securities are recorded at fair value with changes in fair value reflected in net investment income. Prior to the adoption, changes in fair value were reflected in AOCI. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans

Mortgage loans, net reflect the Company’s interest in commercial mortgage loans less the related allowance for loan losses. Syndicated loans represent the Company’s investment in below investment grade loan syndications. Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses. Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”)

RiverSource Life Insurance Company

ratios, FICO scores of the borrower, debt service coverage and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

RiverSource Life Insurance Company

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2018 and 2017, land, buildings, equipment and software were $135 million and $142 million, respectively, net of accumulated depreciation of $174 million and $159 million, respectively. Depreciation and amortization expense for the years ended December 31, 2018, 2017 and 2016 was $15 million, $15 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuities and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly

RiverSource Life Insurance Company

modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

RiverSource Life Insurance Company

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts, indexed annuities and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed annuity products and indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and gain gross-up (“GGU”) liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a guaranteed minimum income benefit (“GMIB”) guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions, indexed annuities and IUL fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 14 for information regarding the fair value measurement of embedded derivatives.

RiverSource Life Insurance Company

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable

RiverSource Life Insurance Company

income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 20 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Revenue from Contracts with Customers

In May 2014, the Financial Accounting Standards Board (“FASB”) updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard was effective for interim and annual periods beginning after December 15, 2017. The standard was permitted to be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard resulted in the reclassification of certain revenues within total revenues. See Note 4 for new disclosures on revenue from contracts with customers.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of these financial instruments. The standard was effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not have a material impact on the Company’s consolidated financial condition or results of operations.

RiverSource Life Insurance Company

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the FASB updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in the fourth quarter of 2018. The update does not have an impact on the Company’s consolidated financial condition or results of operations.

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard was effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018. The adoption of the standard did not have an impact on the Company’s consolidated financial condition or results of operations.

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity in practice for the classification of eight specific cash flow activities. The specific amendments the Company evaluated include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard was effective for interim and annual periods beginning after December 15, 2017. The Company early adopted the standard for the interim period ended March 31, 2017 on a retrospective basis. The adoption of the standard did not have a material impact on the Company’s operating, investing or financing cash flows.

Future Adoption of New Accounting Standards

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. Entities may elect to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The update is optional and entities may elect not to reclassify the stranded tax effects. The update is effective for fiscal years beginning after December 15, 2018. Entities may elect to record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. Early adoption is permitted in any period. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI. The stranded effects are released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach). As such, the update did not have an impact on the Company’s consolidated financial condition and results of operations.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also

RiverSource Life Insurance Company

adds new disclosures and amends existing disclosure requirements. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, premiums are generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contract holder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, DI and LTC insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The update is effective for interim and annual periods beginning after December 15, 2020. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated financial condition, results of operations and disclosures.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be

RiverSource Life Insurance Company

evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. Early adoption is permitted. The update is not expected to have a material impact on the Company’s consolidated financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

On January 1, 2018, the Company adopted the new accounting standard for revenue from contracts with customers on a retrospective basis.

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income. Revenues related to manufacturing of insurance and annuity products or financial instruments are not in the scope of this standard and are included in the table below under the heading Revenue from other sources. See Note 3 for additional information on the adoption of the new accounting standard.

	Years Ended December 31,
(in millions)	2018	2017	2016
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$170	$167	$158
Unaffiliated	16	16	16
Total	186	183	174
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	44	42	40
Unaffiliated	22	23	24
	66	65	64
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	336	325	316
Unaffiliated	3	4	3
	339	329	319
Total	405	394	383
Total revenue from contracts with customers	591	577	557
Revenue from other sources(1)	3,330	3,227	3,404
Total revenues	$3,921	$3,804	$3,961

(1)	Revenues not included in the scope of the revenue from contracts with customers standard.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally

RiverSource Life Insurance Company

earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFSI, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $49 million and $54 million as of December 31, 2018 and 2017, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships. A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $352 million and $408 million as of December 31, 2018 and 2017, respectively. The Company had a $43 million and $97 million liability recorded as of December 31, 2018 and 2017, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the above mentioned funding commitments.

The Company invests in structured investments which are considered VIEs for which it is not generally the sponsor. These structured investments typically invest in fixed income instruments and are primarily managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the lack of power to direct the activities that most significantly impact the economic performance, size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments. See Note 15 for information regarding investments in a VIE with an affiliate of the Company.

RiverSource Life Insurance Company

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2018
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$12,044	$554	$(207)	$12,391	$—
Residential mortgage backed securities	2,890	25	(44)	2,871	—
Commercial mortgage backed securities	3,737	17	(102)	3,652	—
State and municipal obligations	1,129	162	(8)	1,283	—
Asset backed securities	1,013	35	(3)	1,045	—
Foreign government bonds and obligations	285	9	(9)	285	—
U.S. government and agency obligations	1	—	—	1	—
Total	$21,099	$802	$(373)	$21,528	$—

	December 31, 2017
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$12,133	$1,125	$(25)	$13,233	$—
Residential mortgage backed securities	2,979	54	(22)	3,011	—
Commercial mortgage backed securities	3,554	47	(32)	3,569	—
State and municipal obligations	1,114	209	(9)	1,314	—
Asset backed securities	700	30	(2)	728	—
Foreign government bonds and obligations	283	20	(4)	299	—
U.S. government and agency obligations	1	—	—	1	—
Total fixed maturities	20,764	1,485	(94)	22,155	—
Common stocks	1	—	(1)	—	—
Total	$20,765	$1,485	$(95)	$22,155	$—

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2018 and 2017, investment securities with a fair value of $1.4 billion and $1.6 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $405 million and $711 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2018 and 2017, fixed maturity securities comprised approximately 84% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2018 and 2017, approximately $706 million and $906 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2018			December 31, 2017
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$6,602	$6,499	30%	$6,259	$6,303	28%
AA	1,310	1,455	7	1,090	1,285	6
A	2,550	2,776	13	3,443	3,902	18
BBB	9,745	9,945	46	8,796	9,465	43
Below investment grade	892	853	4	1,176	1,200	5
Total fixed maturities	$21,099	$21,528	100%	$20,764	$22,155	100%

As of December 31, 2018 and 2017, approximately 34% and 35%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. The Company had holdings of $382 million in AT&T, Inc., and holdings of

RiverSource Life Insurance Company

$374 million in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, both which were greater than 10% of total equity as of December 31, 2018. There were no other holdings of any other issuer greater than 10% of total equity as of both December 31, 2018 and 2017.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2018
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	286	$4,792	$(141)	93	$972	$(66)	379	$5,764	$(207)
Residential mortgage backed securities	54	826	(9)	57	897	(35)	111	1,723	(44)
Commercial mortgage backed securities	69	1,146	(25)	88	1,565	(77)	157	2,711	(102)
State and municipal obligations	6	88	(2)	24	129	(6)	30	217	(8)
Asset backed securities	11	149	(1)	17	124	(2)	28	273	(3)
Foreign government bonds and obligations	17	86	(4)	14	17	(5)	31	103	(9)
Total	443	$7,087	$(182)	293	$3,704	$(191)	736	$10,791	$(373)

	December 31, 2017
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	82	$834	$(5)	39	$360	$(20)	121	$1,194	$(25)
Residential mortgage backed securities	36	546	(4)	41	657	(18)	77	1,203	(22)
Commercial mortgage backed securities	56	994	(10)	42	663	(22)	98	1,657	(32)
State and municipal obligations	19	35	—	8	138	(9)	27	173	(9)
Asset backed securities	15	116	—	12	76	(2)	27	192	(2)
Foreign government bonds and obligations	3	6	—	15	23	(4)	18	29	(4)
Common stocks	—	—	—	3	1	(1)	3	1	(1)
Total	211	$2,531	$(19)	160	$1,918	$(76)	371	$4,449	$(95)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to a rise in interest rates as well as wider credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in OCI:

	December 31,
(in millions)	2018	2017	2016
Beginning balance	$—	$21	$33
Reductions for securities sold during the period (realized)	—	(21)	(12)
Ending balance	$—	$—	$21

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2018	2017	2016
Gross realized investment gains	$16	$48	$29
Gross realized investment losses	(7)	(4)	(12)
Total	$9	$44	$17

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Company

Available-for-Sale securities by contractual maturity as of December 31, 2018 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$1,157	$1,166
Due after one year through five years	4,887	4,889
Due after five years through 10 years	3,419	3,388
Due after 10 years	3,996	4,517
	13,459	13,960
Residential mortgage backed securities	2,890	2,871
Commercial mortgage backed securities	3,737	3,652
Asset backed securities	1,013	1,045
Total	$21,099	$21,528

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in millions)	2018	2017	2016
Fixed maturities	$919	$947	$997
Mortgage loans	117	137	149
Other investments	11	(48)	8
	1,047	1,036	1,154
Less: investment expenses	24	25	26
Total	$1,023	$1,011	$1,128

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2018	2017	2016
Fixed maturities	$9	$44	$17
Mortgage loans	1	(4)	10
Other investments	—	—	(1)
Total	$10	$40	$26

7.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in millions)	2018	2017	2016
Beginning balance	$22	$25	$25
Charge-offs	(2)	(3)	(3)
Provisions	—	—	3
Ending balance	$20	$22	$25

Individually evaluated for impairment	$—	$—	$2
Collectively evaluated for impairment	20	22	23

RiverSource Life Insurance Company

The recorded investment in financing receivables by impairment method was as follows:

	December 31,
(in millions)	2018	2017
Individually evaluated for impairment	$19	$17
Collectively evaluated for impairment	2,943	3,015
Total	$2,962	$3,032

As of December 31, 2018 and 2017, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $20 million and $17 million, respectively.

During the years ended December 31, 2018, 2017 and 2016, the Company purchased $137 million, $156 million and $73 million, respectively, and sold $44 million, $259 million and $250 million, respectively, of loans. The loans purchased consisted of syndicated loans. The loans sold during 2018 consisted of syndicated loans. The loans sold during 2017 and 2016 primarily consisted of residential mortgage loans. See below for additional discussion on the sales of these loans.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil and $5 million as of December 31, 2018 and 2017, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil of total commercial mortgage loans as of both December 31, 2018 and 2017. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(in millions)
South Atlantic	$699	$735	27%	28%
Pacific	766	771	30	29
Mountain	224	242	9	9
West North Central	203	223	8	8
East North Central	208	209	8	8
Middle Atlantic	171	179	7	7
West South Central	139	125	5	5
New England	54	67	2	3
East South Central	99	84	4	3

	2,563	2,635	100%	100%

Less: allowance for loan losses	16	16

Total	$2,547	$2,619

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(in millions)
Retail	$854	$893	33%	34%
Office	408	470	16	18
Apartments	583	536	23	20
Industrial	423	451	16	17
Mixed use	45	38	2	1
Hotel	43	39	2	2
Other	207	208	8	8

	2,563	2,635	100%	100%

Less: allowance for loan losses	16	16

Total	$2,547	$2,619

Residential Mortgage Loans

During the years ended December 31, 2017 and 2016, the Company sold $249 million and $250 million, respectively, of residential mortgage loans and recorded a loss of $4 million and a gain of $10 million, respectively.

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2018 and 2017 was $399 million and $397 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans as of December 31, 2018 and 2017 were nil and $5 million, respectively.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of both December 31, 2018 and 2017. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2018, 2017 and 2016. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updated market-related inputs and implemented model changes related to the living benefit valuation. In addition, management conducted its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation. The impact of unlocking to DAC for the year ended December 31, 2016 primarily reflected low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business in 2016 resulted in the write-off of DAC, which was included in the impact of unlocking.

The balances of and changes in DAC were as follows:

(in millions)	2018	2017	2016
Balance at January 1	$2,639	$2,611	$2,693
Capitalization of acquisition costs	254	242	279	(1)
Amortization, excluding the impact of valuation assumptions review	(288)	(219)	(253)
Amortization, impact of valuation assumptions review	33	12	(81	)(2)
Impact of change in net unrealized (gains) losses on securities	104	(7)	(27)
Balance at December 31	$2,742	$2,639	$2,611

(1)

Includes a $27 million benefit related to the write-off of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Consolidated Statements of Income.

(2)	Includes a $58 million expense related to the loss recognition on LTC business.

RiverSource Life Insurance Company

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2018	2017	2016
Balance at January 1	$273	$301	$334
Capitalization of sales inducement costs	2	4	5
Amortization, excluding the impact of valuation assumptions review	(42)	(37)	(42)
Amortization, impact of valuation assumptions review	—	(1)	4
Impact of change in net unrealized (gains) losses on securities	16	6	—
Balance at December 31	$249	$273	$301

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its universal life product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2018 and 2017, traditional life and UL insurance policies in force were $195.1 billion and $195.9 billion, respectively, of which $142.4 billion as of both December 31, 2018 and 2017 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2018	2017	2016
Direct premiums	$621	$637	$642
Reinsurance ceded	(225)	(227)	(225)
Net premiums	$396	$410	$417

Policy and contract charges are presented on the Consolidated Statements of Income net of $126 million, $114 million and $110 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2018, 2017 and 2016, respectively.

The amount of claims recovered through reinsurance on all contracts was $331 million, $298 million and $318 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Reinsurance recoverables include approximately $2.5 billion and $2.3 billion related to LTC risk ceded to Genworth as of December 31, 2018 and 2017, respectively.

Policyholder account balances, future policy benefits and claims include $484 million and $509 million related to previously assumed reinsurance arrangements as of December 31, 2018 and 2017, respectively.

RiverSource Life Insurance Company

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2018	2017
Policyholder account balances
Fixed annuities(1)	$9,338	$9,934
Variable annuity fixed sub-accounts	5,129	5,166
UL/VUL insurance	3,063	3,047
IUL insurance	1,728	1,384
Other life insurance	683	720
Total policyholder account balances	19,941	20,251
Future policy benefits
Variable annuity GMWB	875	463
Variable annuity GMAB(2)	(19)	(80)
Other annuity liabilities	26	78
Fixed annuity life contingent liabilities	1,459	1,484
Life and DI insurance	1,221	1,221
LTC insurance	4,981	4,896
UL/VUL and other life insurance additional liabilities	749	688
Total future policy benefits	9,292	8,750
Policy claims and other policyholders’ funds	174	177
Total policyholder account balances, future policy benefits and claims	$29,407	$29,178

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2018 and 2017 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and indexed annuity contracts.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2018, depending on year of issue, with an average rate of approximately 3.94%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company offers S&P 500® Index and MSCI® EAFE Index account options. Both options offer two crediting durations, one-year and two-year. The contractholder may allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder can choose to add a GMWB for life rider for an additional fee.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

RiverSource Life Insurance Company

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2018. Anticipated interest rates for DI policies ranged from 4% to 7.5% as of December 31, 2018 and for LTC policies ranged from 5.9% to 6.8% as of December 31, 2018.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.2% for DI and LTC claims, respectively, as of December 31, 2018.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2018	2017
Variable annuity	$66,913	$75,174
VUL insurance	6,451	7,352
Other insurance	29	34
Total	$73,393	$82,560

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount

RiverSource Life Insurance Company

deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2018				December 31, 2017
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$55,810	$53,872	$417	67	$61,418	$59,461	$9	66
Five/six-year reset	7,670	4,941	112	67	8,870	6,149	12	66
One-year ratchet	5,560	5,210	417	70	6,548	6,187	11	69
Five-year ratchet	1,307	1,251	23	66	1,563	1,506	1	65
Other	1,033	1,014	148	72	1,099	1,075	50	72
Total — GMDB	$71,380	$66,288	$1,117	67	$79,498	$74,378	$83	66
GGU death benefit	$992	$940	$112	70	$1,118	$1,067	$133	70
GMIB	$180	$164	$12	69	$233	$216	$7	69
GMWB:
GMWB	$1,990	$1,984	$3	72	$2,508	$2,500	$1	71
GMWB for life	40,966	40,876	742	68	44,375	44,259	129	67
Total — GMWB	$42,956	$42,860	$745	68	$46,883	$46,759	$130	67
GMAB	$2,456	$2,450	$24	59	$3,086	$3,083	$—	59

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2018		December 31, 2017
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,513	66	$6,460	65

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

RiverSource Life Insurance Company

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2016	$14	$8	$1,057	$—	$332
Incurred claims	11	1	(40)	(23)	127
Paid claims	(9)	(1)	—	(1)	(25)
Balance at December 31, 2016	16	8	1,017	(24)	434
Incurred claims	5	—	(554)	(56)	84
Paid claims	(4)	(2)	—	—	(29)
Balance at December 31, 2017	17	6	463	(80)	489
Incurred claims	8	2	412	61	201
Paid claims	(6)	—	—	—	(31)
Balance at December 31, 2018	$19	$8	$875	$(19)	$659

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2018	2017
Mutual funds:
Equity	$39,764	$46,038
Bond	21,190	23,529
Other	5,568	5,109
Total mutual funds	$66,522	$74,676

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2018, 2017 and 2016.

12.  LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2018 and 2017.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2018 and 2017.

RTA has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2018 and 2017.

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2018 and 2017.

13.  SHORT-TERM BORROWINGS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings and has pledged Available-for-Sale securities to collateralize its obligations under the repurchase agreements. As of December 31, 2018

RiverSource Life Insurance Company

and 2017, the Company has pledged $52 million and $43 million, respectively, of agency residential mortgage backed securities and nil and $8 million, respectively, of commercial mortgage backed securities. The amount of the Company’s liability including accrued interest as of both December 31, 2018 and 2017 was $50 million. The remaining maturity of outstanding repurchase agreements was less than three months as of December 31, 2018 and less than one month as of December 31, 2017. The weighted average annualized interest rate on repurchase agreements held as of December 31, 2018 and 2017 was 2.6% and 1.4%, respectively.

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $780 million and $750 million as of December 31, 2018 and 2017, respectively. The amount of the Company’s liability including accrued interest was $151 million and $150 million as of December 31, 2018 and 2017, respectively. The remaining maturity of outstanding FHLB advances was less than three months as of December 31, 2018 and less than four months as of December 31, 2017. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2018 and 2017 was 2.6% and 1.5%, respectively.

14.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2018
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$11,520	$871	$12,391
Residential mortgage backed securities	—	2,807	64	2,871
Commercial mortgage backed securities	—	3,652	—	3,652
State and municipal obligations	—	1,283	—	1,283
Asset backed securities	—	671	374	1,045
Foreign government bonds and obligations	—	285	—	285
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities: Fixed maturities	1	20,218	1,309	21,528
Cash equivalents	—	1,000	—	1,000
Other assets:
Interest rate derivative contracts	—	789	—	789
Equity derivative contracts	189	1,515	—	1,704
Foreign exchange derivative contracts	—	54	—	54
Total other assets	189	2,358	—	2,547
Separate account assets at net asset value (“NAV”)				73,393	(1)
Total assets at fair value	$190	$23,576	$1,309	$98,468

Liabilities
Policyholder account balances, future policy benefits and claims:
Indexed annuity embedded derivatives	$—	$3	$14	$17
IUL embedded derivatives	—	—	628	628
GMWB and GMAB embedded derivatives	—	—	328	328	(2)
Total policyholder account balances, future policy benefits and claims	—	3	970	973	(3)
Other liabilities:
Interest rate derivative contracts	—	422	—	422
Equity derivative contracts	77	1,901	—	1,978
Foreign exchange derivative contracts	2	32	—	34
Credit derivative contracts	—	18	—	18
Total other liabilities	79	2,373	—	2,452
Total liabilities at fair value	$79	$2,376	$970	$3,425

RiverSource Life Insurance Company

	December 31, 2017
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$12,161	$1,072	$13,233
Residential mortgage backed securities	—	2,924	87	3,011
Commercial mortgage backed securities	—	3,569	—	3,569
State and municipal obligations	—	1,314	—	1,314
Asset backed securities	—	728	—	728
Foreign government bonds and obligations	—	299	—	299
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities: Fixed maturities	1	20,995	1,159	22,155
Cash equivalents	—	1,030	—	1,030
Other assets:
Interest rate derivative contracts	—	1,081	—	1,081
Equity derivative contracts	62	2,305	—	2,367
Foreign exchange derivative contracts	1	34	—	35
Total other assets	63	3,420	—	3,483
Separate account assets at NAV				82,560	(1)
Total assets at fair value	$64	$25,445	$1,159	$109,228

Liabilities
Policyholder account balances, future policy benefits and claims:
Indexed annuity embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	601	601
GMWB and GMAB embedded derivatives	—	—	(49)	(49	)(4)
Total policyholder account balances, future policy benefits and claims	—	5	552	557	(5)
Other liabilities:
Interest rate derivative contracts	1	414	—	415
Equity derivative contracts	5	2,666	—	2,671
Foreign exchange derivative contracts	—	23	—	23
Credit derivative contracts	—	2	—	2
Total other liabilities	6	3,105	—	3,111
Total liabilities at fair value	$6	$3,110	$552	$3,668

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $646 million of individual contracts in a liability position and $318 million of individual contracts in an asset position as of December 31, 2018.

(3)	The Company’s adjustment for nonperformance risk resulted in a $(726) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2018.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $443 million of individual contracts in a liability position and $492 million of individual contracts in an asset position as of December 31, 2017.

(5)	The Company’s adjustment for nonperformance risk resulted in a $(399) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2017.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Other Derivative Contracts
Balance, January 1, 2018	$1,072	$87	$—	$—	$1,159		$—
Total gains (losses) included in:
Net income	(1)	—	—	—	(1	)(1)	(3	)(2)
Other comprehensive income (loss)	(26)	1	—	3	(22)		—
Purchases	15	—	12	381	408		3
Settlements	(189)	(6)	—	—	(195)		—
Transfers out of Level 3	—	(18)	(12)	(10)	(40)		—
Balance, December 31, 2018	$871	$64	$—	$374	$1,309		$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2018	$(1)	$—	$—	$—	$(1	)(1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$—		$601		$(49)		$552
Total (gains) losses included in:
Net income	(3	)(3)	(9	)(3)	49	(2)	37
Issues	17		90		350		457
Settlements	—		(54)		(22)		(76)
Balance, December 31, 2018	$14		$628		$328		$970
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2018	$—		$(9	)(3)	$47	(2)	$38

	Available-for-Sale Securities: Fixed Maturities					Common Stocks
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2017	$1,157	$115	$—	$13	$1,285	$—
Total gains (losses) included in:
Net income	1	—	—	—	1 (1)	—
Other comprehensive income (loss)	(8)	1	—	—	(7)	—
Purchases	124	67	36	49	276	—
Settlements	(202)	(7)	—	(13)	(222)	—
Transfers into Level 3	—	—	—	11	11	4
Transfers out of Level 3	—	(89)	(36)	(60)	(185)	(4)
Balance, December 31, 2017	$1,072	$87	$—	$—	$1,159	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2017	$1	$—	$—	$—	$1 (1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$464		$614		$1,078
Total (gains) losses included in:
Net income	87	(3)	(977	)(2)	(890)
Issues	92		326		418
Settlements	(42)		(12)		(54)
Balance, December 31, 2017	$601		$(49)		$552
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2017	$87	(3)	$(946	)(2)	$(859)

RiverSource Life Insurance Company

	Available-for-Sale Securities: Fixed Maturities					Other Derivative Contracts
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2016	$1,235	$21	$3	$133	$1,392	$—
Total gains (losses) included in:
Net income	1	—	—	1	2 (1)	(2	)(2)
Other comprehensive income (loss)	(1)	(1)	—	—	(2)	—
Purchases	47	134	42	—	223	2
Settlements	(126)	(9)	(3)	(1)	(139)	—
Transfers into Level 3	1	—	—	12	13	—
Transfers out of Level 3	—	(30)	(42)	(132)	(204)	—
Balance, December 31, 2016	$1,157	$115	$—	$13	$1,285	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2016	$1	$—	$—	$—	$1 (1)	$(2	)(2)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2016	$364		$851		$1,215
Total (gains) losses included in:
Net income	13	(3)	(511	)(2)	(498)
Issues	115		295		410
Settlements	(28)		(21)		(49)
Balance, December 31, 2016	$464		$614		$1,078
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2016	$13	(3)	$(448	)(2)	$(435)

(1)	Included in net investment income in the Consolidated Statements of Income.
(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.
(3)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $281 million, $(71) million and $98 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2018, 2017 and 2016, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2018
	Fair Value	Valuation Technique	Unobservable Input	Range				Weighted Average
	(in millions)
Corporate debt securities (private placements)	$871	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.6%		1.5%
Asset backed securities	$374	Discounted cash flow	Annual default rate	2.5%
			Loss severity	25.0%
			Yield/spread to swap rates	85 bps	–	115	bps	87 bps
IUL embedded derivatives	$628	Discounted cash flow	Nonperformance risk(1)	119		bps
Indexed annuity embedded derivatives	$14	Discounted cash flow	Surrender rate	0.0%	–	50.0%
			Nonperformance risk(1)	119		bps
GMWB and GMAB embedded derivatives	$328	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.4%
			Market volatility(3)	4.0%	–	16.1%
			Nonperformance risk(1)	119		bps

RiverSource Life Insurance Company

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,070	Discounted cash flow	Yield/spread to U.S. Treasuries	0.7%	–	2.3%	1.1%
IUL embedded derivatives	$601	Discounted cash flow	Nonperformance risk(1)	71		bps
GMWB and GMAB embedded derivatives	$(49)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	42.0%
			Surrender rate	0.1%	–	74.7%
			Market volatility(3)	3.7%	–	16.1%
			Nonperformance risk(1)	71		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the indexed annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to

RiverSource Life Insurance Company

value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities and affiliated and unaffiliated asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities and unaffiliated asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The fair value of certain derivatives measured using pricing models which include significant unobservable inputs are classified as Level 3 within the fair value hierarchy. Other derivative contracts consist of the Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates. See Note 18 for further information on the macro hedge program. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2018 and 2017. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its indexed annuity and IUL products. Significant inputs to the EIA calculation include observable interest rates, volatilities and equity index levels and, therefore, are classified as Level 2. The fair value of fixed index annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the fixed index annuity and IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

RiverSource Life Insurance Company

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2018 and 2017. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for other-than-temporary impairment. The investments that are determined to be other-than-temporarily impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $112 million and $166 million as of December 31, 2018 and 2017, respectively, and is classified as Level 3 in the fair value hierarchy.

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2018
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,547	$—	$—	$2,514	$2,514
Policy loans	861	—	—	810	810
Other investments	411	—	355	41	396

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,609	$—	$—	$9,672	$9,672
Short-term borrowings	201	—	201	—	201
Other liabilities	59	—	—	57	57
Separate account liabilities at NAV	312				312	(1)

	December 31, 2017
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,619	$—	$—	$2,616	$2,616
Policy loans	845	—	—	801	801
Other investments	408	—	373	36	409

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$10,246	$—	$—	$10,755	$10,755
Short-term borrowings	200	—	200	—	200
Other liabilities	123	—	—	119	119
Separate account liabilities at NAV	369				369	(1)

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

See Note 7 for additional information on mortgage loans and policy loans. Other investments include syndicated loans and the Company’s membership in the FHLB. See Note 7 for additional information on syndicated loans.

Policyholder account balances, future policy benefit and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed annuity host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include repurchase agreement and FHLB borrowings. See Note 13 for further information on short-term borrowings. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities relate to investment contracts.

RiverSource Life Insurance Company

15.  RELATED PARTY TRANSACTIONS

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $365 million, $390 million and $400 million for the years ended December 31, 2018, 2017 and 2016, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Cash dividends or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2018	2017	2016
Paid to Ameriprise Financial	$750	$700	$1,000
Received from RiverSource Life of NY	48	50	50
Received from RTA	45	20	15
Received from RiverSource REO 1, LLC(1)	2	—	31

(1)	RiverSource REO 1, LLC is a wholly owned subsidiary of RiverSource Life Insurance Company which holds foreclosed mortgage loans and real estate.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $60 million and $(105) million as of December 31, 2018 and 2017, respectively, which is reflected in Other, net within operating activities on the Consolidated Statements of Cash Flows.

In December 2018, the Company invested in AA and A rated asset backed securities issued by AAF, an affiliate of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFSI, an affiliated broker dealer. As of December 31, 2018, the fair value of these asset backed securities was $374 million and is reported in Investments: Available-for-Sale Fixed Maturities on the Company’s Consolidated Balance Sheets.

16.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2019, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice is intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees. The permitted practice allows RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount is amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. As of December 31, 2018 and 2017, application of this permitted practice resulted in an increase (decrease) to RiverSource Life Insurance Company’s statutory surplus of approximately $92 million and $(3) million, respectively.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus (deficit) aggregated $642 million and $(306) million as of December 31, 2018 and 2017, respectively.

RiverSource Life Insurance Company

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.3 billion and $2.4 billion as of December 31, 2018 and 2017, respectively.

Statutory net gain from operations and net income (loss) for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2018	2017	2016
Statutory net gain from operations	$1,686	$958	$834
Statutory net income (loss)	1,628	222	322

Government debt securities of $4 million as of both December 31, 2018 and 2017 were on deposit with various states as required by law.

17.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2018
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,499	$—	$2,499	$(2,066)	$(390)	$(26)	$17
OTC cleared	34	—	34	(23)	—	—	11
Exchange-traded	14	—	14	(1)	—	—	13
Total derivatives	$2,547	$—	$2,547	$(2,090)	$(390)	$(26)	$41

	December 31, 2017
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,440	$—	$3,440	$(2,599)	$(736)	$(88)	$17
OTC cleared	21	—	21	(15)	—	—	6
Exchange-traded	22	—	22	(1)	—	—	21
Total derivatives	$3,483	$—	$3,483	$(2,615)	$(736)	$(88)	$44

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2018
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,419	$—	$2,419	$(2,066)	$(24)	$(328)	$1
OTC cleared	23	—	23	(23)	—	—	—
Exchange-traded	10	—	10	(1)	—	—	9
Total derivatives	2,452	—	2,452	(2,090)	(24)	(328)	10
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$2,502	$—	$2,502	$(2,090)	$(24)	$(378)	$10

	December 31, 2017
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,095	$—	$3,095	$(2,599)	$(1)	$(492)	$3
OTC cleared	15	—	15	(15)	—	—	—
Exchange-traded	1	—	1	(1)	—	—	—
Total derivatives	3,111	—	3,111	(2,615)	(1)	(492)	3
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$3,161	$—	$3,161	$(2,615)	$(1)	$(542)	$3

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 13 for additional disclosures related to the Company’s repurchase agreements.

18.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2018			December 31, 2017
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$57,185	$789	$422	$64,790	$1,081	$415
Equity contracts	51,463	1,704	1,978	56,649	2,367	2,671
Credit contracts	1,206	—	18	715	—	2
Foreign exchange contracts	4,747	54	34	3,996	35	23
Other contracts	—	—	—	450	—	—
Total non-designated hedges	114,601	2,547	2,452	126,600	3,483	3,111
Embedded derivatives
GMWB and GMAB(3)	N/A	—	328	N/A	—	(49)
IUL	N/A	—	628	N/A	—	601
Indexed annuities	N/A	—	17	N/A	—	5
Total embedded derivatives	N/A	—	973	N/A	—	557
Total derivatives	$114,601	$2,547	$3,425	$126,600	$3,483	$3,668

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Consolidated Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Consolidated Balance Sheets. The fair value of GMWB and GMAB, IUL, and indexed annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Consolidated Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2018 included $646 million of individual contracts in a liability position and $318 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2017 included $443 million of individual contracts in a liability position and $492 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2018 and 2017, investment securities with a fair value of $28 million and $89 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $28 million and $89 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2018 and 2017, the Company had sold, pledged, or rehypothecated nil of these securities. In addition, as of both December 31, 2018 and 2017, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2018
Interest rate contracts	$—	$(312)
Equity contracts	(49)	306
Credit contracts	—	7
Foreign exchange contracts	—	1
Other contracts	—	(4)
GMWB and GMAB embedded derivatives	—	(377)
IUL embedded derivatives	63	—
Indexed annuities embedded derivatives	3	—
Total gain (loss)	$17	$(379)
Year Ended December 31, 2017
Interest rate contracts	$—	$3
Equity contracts	75	(1,006)
Credit contracts	—	(22)
Foreign exchange contracts	—	(23)
Other contracts	—	(2)
GMWB and GMAB embedded derivatives	—	663
IUL embedded derivatives	(45)	—
Total gain (loss)	$30	$(387)
Year Ended December 31, 2016
Interest rate contracts	$—	$38
Equity contracts	20	(857)
Credit contracts	—	2
Other contracts	—	(2)
GMWB and GMAB embedded derivatives	—	237
IUL embedded derivatives	15	—
Total gain (loss)	$35	$(582)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2018:

(in millions)	Premiums Payable	Premiums Receivable
2019	$274	$168
2020	196	130
2021	168	118
2022	207	198
2023	126	43
2024-2028	369	17
Total	$1,340	$674

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

RiverSource Life Insurance Company

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates are shown in Other contracts in the tables above.

Indexed annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to indexed annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of indexed annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the year ended December 31, 2018, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2018 and 2017, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2018, 2017 and 2016, amounts recognized in earnings on derivative transactions that were ineffective were not material. See Note 19 for a summary of net unrealized gains (losses) included in AOCI related to previously designated cash flow hedges.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2018 and 2017, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $91 million and $299 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2018 and 2017 was $90 million and $296 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2018 and 2017 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $1 million and $3 million, respectively.

19.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Years Ended December 31, 2018
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(952)	$203	$(749)
Reclassification of net (gains) losses on securities included in net income(2)	(9)	2	(7)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	435	(91)	344
Net unrealized gains (losses) on securities	(526)	114	(412)
Net unrealized gains (losses) on derivatives:
Reclassification of net (gains) losses on derivatives included in net income(3)	1	—	1
Net unrealized gains (losses) on derivatives	1	—	1
Total other comprehensive income (loss)	$(525)	$114	$(411)

RiverSource Life Insurance Company

	Years Ended December 31, 2017
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$210	$(61)	$149
Reclassification of net (gains) losses on securities included in net income(2)	(44)	15	(29)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(180)	57	(123)
Net unrealized gains (losses) on securities	(14)	11	(3)
Net unrealized gains (losses) on derivatives:
Reclassification of net (gains) losses on derivatives included in net income(3)	5	(2)	3
Net unrealized gains (losses) on derivatives	5	(2)	3
Other	(1)	—	(1)
Total other comprehensive income (loss)	$(10)	$9	$(1)

	Years Ended December 31, 2016
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$350	$(124)	$226
Reclassification of net (gains) losses on securities included in net income(2)	(17)	6	(11)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(242)	85	(157)
Net unrealized gains (losses) on securities	91	(33)	58
Net unrealized gains (losses) on derivatives:
Reclassification of net (gains) losses on derivatives included in net income(3)	6	(2)	4
Net unrealized gains (losses) on derivatives	6	(2)	4
Total other comprehensive income (loss)	$97	$(35)	$62

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)	Reclassification amounts are recorded in net investment income.

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Net Unrealized Gains (Losses) on Derivatives	Other	Total
Balance, January 1, 2016	$403	$(8)	$—	$395
OCI before reclassifications	69	—	—	69
Amounts reclassified from AOCI	(11)	4	—	(7)
Total OCI	58	4	—	62
Balance, December 31, 2016	461 (1)	(4)	—	457
OCI before reclassifications	26	—	(1)	25
Amounts reclassified from AOCI	(29)	3	—	(26)
Total OCI	(3)	3	(1)	(1)
Balance, December 31, 2017	458 (1)	(1)	(1)	456
OCI before reclassifications	(405)	—	—	(405)
Amounts reclassified from AOCI	(7)	1	—	(6)
Total OCI	(412)	1	—	(411)
Balance, December 31, 2018	$46 (1)	$—	$(1)	$45

(1)	Includes nil, nil and nil of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2018, 2017 and 2016, respectively.

20.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2018	2017	2016
Current income tax
Federal	$35	$158	$18
State	3	1	1
Total current income tax	38	159	19
Deferred income tax
Federal	(1)	103	6
State	(2)	(2)	(1)
Total deferred income tax	(3)	101	5
Total income tax provision	$35	$260	$24

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 included an expense of $140 million due to the enactment of the Tax Act. The $140 million expense included a $136 million expense for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $4 million expense for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rates of 21% for 2018 and 35% for 2017 and 2016 were as follows:

	Years Ended December 31,
	2018	2017	2016
Tax at U.S. statutory rate	21.0%	35.0%	35.0%
Changes in taxes resulting from:
Low income housing tax credits	(8.5)	(7.4)	(9.4)
Dividend received deduction	(4.2)	(12.9)	(17.1)
Foreign tax credit, net of addback	(2.8)	(2.7)	(3.8)
Impact of Tax Act	(1.1)	14.0	—
Taxes applicable to prior years	(1.1)	—	(2.0)
Other, net	0.4	—	0.7
Income tax provision	3.7%	26.0%	3.4%

The decrease in the Company’s effective tax rate for the year ended December 31, 2018 compared to 2017 is primarily the result of the decrease in the federal statutory rate and a $140 million expense in 2017 due to provisions of the Tax Act and an increase in low income housing credits, partially offset by lower levels of the dividends received deduction. The increase in the

RiverSource Life Insurance Company

Company’s effective tax rate for the year ended December 31, 2017 compared to 2016 was primarily due to a $140 million expense in 2017 due to provisions of the Tax Act, including remeasurement of net deferred tax assets and remeasurement of tax contingencies.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2018 and 2017. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2018	2017
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$705	$599
Investment related	144	251
Other	14	29
Gross deferred income tax assets	863	879
Less: valuation allowance	11	11
Total deferred income tax assets	852	868
Deferred income tax liabilities
Deferred acquisition costs	423	431
Deferred sales inducement costs	53	62
Net unrealized gains on Available-for-Sale securities	37	150
Depreciation	—	13
Other	12	1
Gross deferred income tax liabilities	525	657
Net deferred income tax assets	$327	$211

Included in the Company’s deferred income tax assets are tax benefits primarily related to state net operating losses of $10 million, net of federal benefit, which will expire beginning December 31, 2019. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state net operating losses and state deferred tax assets; therefore, a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2018	2017	2016
Balance at January 1	$14	$59	$95
Additions based on tax positions related to the current year	5	5	6
Additions for tax positions of prior years	1	—	31
Reductions for tax positions of prior years	(1)	(50)	(68)
Audit settlements	—	—	(5)
Balance at December 31	$19	$14	$59

If recognized, approximately $8 million, $5 million and $6 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2018, 2017 and 2016, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $10 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of nil, $1 million, and $39 million in interest and penalties for the years ended December 31, 2018, 2017 and 2016, respectively. As of both December 31, 2018 and 2017, the Company had a payable of $1 million related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In the first quarter of 2018, the Company received cash settlements for final resolution of the 2008 through 2010 IRS audits. In the third quarter of 2018, Ameriprise Financial reached an agreement with IRS appeals to resolve the 2012 and 2013 audits. Accordingly, Ameriprise Financial’s IRS audits are effectively settled through 2013. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2014 and 2015. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2009 through 2017.

RiverSource Life Insurance Company

21.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2018	2017
Commercial mortgage loans	$50	$31
Affordable housing and other real estate partnerships	59	123
Total funding commitments	$109	$154

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2018, these guarantees range from 1% to 5%.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2018 and 2017, the estimated liability was $12 million and $14 million, respectively, and the related premium tax asset was $11 million and $12 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

RiverSource Life Insurance Company

829 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota.

© 2008-2019 RiverSource Life Insurance Company. All rights reserved.

43415 CF (4/19)